UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

DISC MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street, Suite 101 Watertown, MA 02472	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-9274

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 11, 2023, Disc Medicine, Inc. (the “Company”) issued a press release announcing the Company’s data presented at the 65th American Society of Hematology (“ASH”) Annual Meeting and Exposition. The Company will host a conference call on December 11 at 9:30 p.m. ET to review such data and the Company’s operational plans. An archived webcast will be available following the call for 30 days on the Events & Presentations section of the Company’s website at https://ir.discmedicine.com. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K, and you should not consider any information on, or that can be accessed from, the Company’s website as part of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

Phase 2 BEACON Study Data Release

On December 11, 2023, the Company presented updated results from its ongoing Phase 2 BEACON study evaluating bitopertin in patients with erythropoietic protoporphyria (“EPP”).

The BEACON study (ACTRN12622000799752) is a randomized, open-label, parallel-arm study that enrolled 22 adult subjects with EPP or X-linked protoporphyria in Australia, and has been expanded to include adolescents. This trial was designed to assess changes in levels of Protoporphyrin IX (“PPIX”), as well as measures of photosensitivity, quality of life, and safety and tolerability. Subjects are randomized to receive either 20 mg or 60 mg of bitopertin once-daily for 24 weeks, after which patients have the option of continuing in an open-label extension of the trial for up to an additional 24 weeks. The updated data presented reflects results from all 22 adults, with a data cutoff of September 18, 2023 for PPIX data and October 20, 2023 for all other endpoints. The data are consistent with the initial positive results presented in June 2023.

•	PPIX levels: Significant, dose-dependent, and sustained reductions in whole blood PPIX levels; mean reduction > 40% (p<0.001 versus baseline)

•	Demonstrated substantial and consistent improvements in sunlight tolerance across all study measures

•	Highlights of the data:

•	Average time to prodrome: Greater than 3x improvement vs. baseline (p<0.001)

•	Increased proportion of days without symptoms: 78% vs. 33% (baseline)

•	Increased proportion of sunlight challenges without prodromes: 54% vs. 7% (baseline)

•	Phototoxic reactions: 92% reduction in patient-reported reactions while on treatment compared to baseline

•	Nearly all participants reported improvements in multiple quality-of-life measures at the end of study

•	Mean cumulative total time in light on days without pain observed over the 6-month treatment period (precedented pivotal endpoint): 222.6 ± 129.3 hours

•	Bitopertin-treated participants had a >3x increase relative to historical control

•	Bitopertin was generally well tolerated at both dose levels with no serious adverse events, stable mean hemoglobin levels, and no anemia adverse events (“AEs”) reported.

•	The most common AEs were dizziness, lightheadedness, headache, and nausea.

Updated Corporate Presentation

On December 11, 2023, the Company updated its corporate presentation for use on the Company’s conference call on December 11 at 9:30 p.m. ET. A copy of the corporate presentation is filed as Exhibit 99.2 for purposes of Section 18 of the Exchange Act and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, express or implied statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies with respect to its AURORA Phase 2 and BEACON Phase 2 clinical studies of bitopertin and the results thereof, its Phase 1b/2 clinical studies of DISC-0974 in patients with myelofibrosis and non-dialysis dependent chronic kidney disease patients with anemia, its Phase 1 clinical study of DISC-3405 in healthy volunteers, projected timelines for the initiation and completion of its clinical trials, anticipated timing of release of data and other clinical activities, the Company’s business plans and objectives, the Company’s analysis of market potential for patients with EPP, and the Company’s beliefs about operating expenses and that it will have capital to fund the Company well into 2026. The use of words such as, but not limited to, “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “seek,” “suggest,” “will,” or “would” or the negative of these terms and other similar words or expressions that are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of a number of material risks and uncertainties including but not limited to: the adequacy of the Company’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; the nature, strategy and focus of the Company; the difficulty in predicting the time and cost of development of the Company’s product candidates; the Company’s plans to research, develop and commercialize its current and future product candidates; the timing of initiation of the Company’s planned preclinical studies and clinical trials; the timing of the availability of data from the Company’s clinical trials; the Company’s ability to identify additional product candidates with significant commercial potential and to expand its pipeline in hematological diseases; the timing and anticipated results of the Company’s preclinical studies and clinical trials and the risk that the results of the Company’s preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; the other risks and uncertainties described in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and other documents filed by the Company from time to time with the Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. None of the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Disc Medicine, Inc. on December 11, 2023.

99.2	Disc Medicine, Inc. Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date: December 11, 2023	By:	/s/ John Quisel
	Name:	John Quisel, J.D. Ph.D.
	Title:	Chief Executive Officer